SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported)            December 15, 1995

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                        JCP MASTER CREDIT CARD TRUST
                        (Issuer of the Certificates)

                            JCP RECEIVABLES, INC.
           (Exact name of registrant as specified in its charter)


     Delaware                       0-17270          75-2231415
(State or other jurisdiction      (Commission      (IRS Employer
   of incorporation)              File Number)     Identification No.)

     5001 Spring Valley Road
     Dallas, Texas                                  75244
(Address of principal executive offices)          (Zip Code)

(Registrant's telephone number, including area code):  (214) 960-4611





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Item 7. Financial Statements and Exhibits.
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The following are filed as Exhibits to this Report:

     99.1 Monthly Certificateholders' Statement - Series B for the month ended November 30, 1995.

     99.2 Monthly Certificateholders' Statement - Series C for the month ended November 30, 1995.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JCP RECEIVABLES, INC.

Date:  December 15, 1995         By:  /s/ Catherine A. Walther
                                      ------------------------
                                          Catherine A. Walther
                                          President

                        INDEX TO EXHIBITS

Exhibit
Number              Exhibit
-------             -------

99.1 Monthly Certificateholders' Statement - Series B for the month ended November 30, 1995.

99.2 Monthly Certificateholders' Statement - Series C for the month ended November 30, 1995.